UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

The McKee International Equity Portfolio

Annual Report October 31, 2011

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

The Portfolio files its complete schedule of investments of Portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-625-3346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

Dear Shareholders:

Economic and Market Perspective

Growth expectations for the global economy are falling. The sovereign debt crisis in the Euro Zone and subsequent austerity measures are increasing the likelihood of a recession in the region. Unemployment remains high throughout the developed world. The Chinese have tightened credit in order to stem property price inflation and slower Chinese growth will affect global emerging economies, especially commodity producers. In response to slowing growth, central banks are lowering policy rates, though inflation is generally above targets. Corporate profits remain strong as rising productivity and cost discipline has overcome modest revenue growth. The dollar has exhibited great volatility and ended the period modestly lower. Equity price volatility has also risen with emerging markets underperforming. Equity valuations are generally inexpensive especially in light of low global interest rates, offsetting much of the higher risk profile.

Performance

For the twelve months ending October 31, 2011, the Portfolio’s return of -8.22% was 414 basis points less than the -4.08% return for the benchmark MSCI EAFE Index. Stock selection in the health care, materials and industrial sectors, as well as country/currency selection, were responsible for the underperformance.

Portfolio Structure

As of October 31, 2011, the Portfolio was invested in 19 countries. The Portfolio is overweight in Japan but, underweight in the United Kingdom, Australia, and the Euro Zone. Emerging markets and Canada, which are not included in the MSCI EAFE Index, accounted for 4% and 2% of the McKee International Equity Fund respectively. The Portfolio is overweight in industrials, information technology, energy, and health care. Financials, consumer staples, and consumer discretionary are underweight. On October 31, 2011, the Portfolio was invested in 54 companies.

Outlook

Reduced expectations for economic growth are causing lower profit forecasts and increased volatility in equity markets. Sovereign debt worries are inhibiting short term credit flows and creating distrust of bank balance sheets. Emerging economies continue to grow faster than the developed economies but inflation, especially for food and energy, is hurting consumer confidence. Despite greater than expected price pressures and already negative real interest rates, central banks are likely to loosen credit policies in light of strains in the global financial

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

system. While corporate profits are currently strong, managements are cautious regarding future prospects given macroeconomic uncertainty. Equity valuations are generally attractive, especially relative to fixed income securities. Should even a modest global economic expansion continue, earnings forecasts will be met and higher equity prices can be realized.

Yours truly,

Eugene M. Natali

C.S. McKee Chief Executive Officer

This material represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

MSCI EAFE Index is an unmanaged index comprised of over 1,100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

Growth of a $10,000 Investment

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed,

may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses.

If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

SECTOR WEIGHTINGS (Unaudited)†:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%

	Shares	Value
AUSTRALIA — 5.4%
Australia & New Zealand Banking Group	190,000	$4,322,047
CSL	120,000	3,638,463
Newcrest Mining	106,709	3,796,527

		11,757,037

BRAZIL — 1.2%
Vale ADR, C1 B	100,000	2,541,000

CANADA — 1.8%
Talisman Energy	275,000	3,914,926

FRANCE — 6.5%
AXA	220,000	3,566,847
BNP Paribas	85,000	3,826,107
Capital Gemini	90,000	3,471,502
Vivendi	150,000	3,378,847

		14,243,303

GERMANY — 7.2%
Allianz	40,000	4,486,179
Bayer	70,000	4,495,608

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
GERMANY — (continued)
Bayerische Motoren Werke	50,000	$4,094,282
STADA Arzneimittel	110,000	2,678,554

		15,754,623

GREECE — 1.4%
Coca-Cola Hellenic Bottling	150,000	2,975,522

HONG KONG — 1.2%
New World Development	2,500,000	2,634,923

ISRAEL — 1.9%
Teva Pharmaceutical Industries ADR	100,000	4,085,000

ITALY — 1.7%
Tenaris	230,000	3,699,361

JAPAN — 24.6%
Canon	115,000	5,234,473
East Japan Railway	75,000	4,559,080
Fanuc	40,000	6,484,614
KDDI	900	6,610,154
Komatsu	240,000	5,949,556
Kubota	420,000	3,468,294
Kuraray	225,000	3,158,014
Mitsubishi UFJ Financial Group	900,000	3,921,627
Nintendo	21,000	3,176,613
Nissan Chemical Industries	370,000	3,644,383
Seven & I Holdings	190,000	5,083,621
Shionogi	175,000	2,388,455

		53,678,884

NETHERLANDS — 1.2%
TNT Express	300,000	2,565,781

NORWAY — 2.1%
Statoil ADR (A)	185,000	4,704,550

PORTUGAL — 1.0%
Portugal Telecom	300,000	2,162,562

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
SINGAPORE — 1.8%
DBS Group Holdings	400,000	$3,916,784

SPAIN — 6.8%
Banco Santander (A)	425,000	3,625,991
Inditex	40,000	3,660,302
Red Electrica	70,000	3,399,173
Telefonica	195,000	4,177,301

		14,862,767

SWEDEN — 3.2%
Nordea Bank	350,000	3,203,547
Volvo, Cl B	300,000	3,763,663

		6,967,210

SWITZERLAND — 7.7%
ABB	210,000	3,985,118
Credit Suisse Group	110,000	3,198,017
Novartis	115,000	6,530,636
Zurich Financial Services	13,000	3,019,848

		16,733,619

TAIWAN — 2.9%
Hon Hai Precision Industry	1,017,500	2,789,351
Taiwan Semiconductor Manufacturing ADR	275,000	3,470,500

		6,259,851

UNITED KINGDOM — 18.5%
Anglo American	110,000	4,048,206
BG Group	210,000	4,571,204
Centrica	1,000,000	4,778,957
Diageo	190,000	3,947,361
Royal Dutch Shell ADR, Cl B	50,000	3,590,000
Royal Dutch Shell, Cl B	86,199	3,104,588
SABMiller	110,000	4,021,672
Standard Chartered	157,500	3,689,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
UNITED KINGDOM — (continued)
WPP	475,000	$4,935,717
Xstrata	220,000	3,678,573

		40,365,608

TOTAL COMMON STOCK (Cost $190,741,501)		213,823,311

RIGHTS — 0.2%

HONG KONG — 0.2%
New World Development, Expires 11/22/11*	1,250,000	426,594

SPAIN — 0.0%
Banco Santander, Expires 10/31/11*	425,000	74,098

TOTAL RIGHTS (Cost $–)		500,692

SHORT-TERM INVESTMENTS (B) — 1.4%

Dreyfus Cash Management, 0.050%	3,032,818	3,032,818
Fidelity Institutional Prime Money Market Fund, 0.168% (C)	86,883	86,883

TOTAL SHORT-TERM INVESTMENTS (Cost $3,119,701)		3,119,701

TOTAL INVESTMENTS — 99.7% (Cost $193,861,202)		$217,443,704

Percentages are based on Net Assets of $218,042,531.
* Non-income producing security.
(A) This security or a partial position of this security is on loan at October 31, 2011. The total value of securities on loan at October 31, 2011 was $80,815.
(B) The rate shown is the 7-day effective yield as of October 31, 2011.
(C) These securities were purchased with cash collateral held from securities on loan. The total value of such securities as of October 31, 2011 was $86,883.
ADR— American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value † (Cost $193,861,202)	$217,443,704
Foreign Currency, at Value (Cost $53,864)	54,112
Dividend and Interest Receivable	719,217
Reclaim Receivable	124,808
Receivable for Capital Shares Sold	32,870
Prepaid Expenses	12,653

Total Assets	218,387,364

Liabilities:
Payable due to Investment Adviser	127,725
Collateral Held for Securities on Loan	86,883
Payable for Capital Shares Redeemed	41,674
Payable due to Administrator	21,896
Chief Compliance Officer Fees Payable	3,158
Payable due to Trustees	2,315
Other Accrued Expenses and Other Payables	61,182

Total Liabilities	344,833

Net Assets	$218,042,531

NET ASSETS CONSIST OF:

Paid-in-Capital	$196,691,692
Undistributed Net Investment Income	6,476,087
Accumulated Net Realized Loss on Investments, Written Options, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(8,615,378)
Net Unrealized Appreciation on Investments	23,582,502
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(92,372)

Net Assets	$218,042,531

Institutional Class Shares:
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	20,120,800
Net Asset Value, Per Share	$10.84

† Includes market value of securities on loan of $80,815.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO FOR THE YEAR ENDED OCTOBER 31, 2011

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$10,145,782
Interest	4,398
Income received from securities lending	144,188
Less: Foreign Taxes Withheld	(812,178)

Total Investment Income	9,482,190

Expenses:
Investment Advisory Fees	1,723,239
Administration Fees	294,364
Shareholder Serving Fees	85,928
Chief Compliance Officer Fees	8,807
Trustees’ Fees	8,715
Custodian Fees	78,275
Transfer Agent Fees	70,899
Legal Fees	38,157
Registration and Filing Fees	20,707
Audit Fees	20,215
Printing Fees	14,297
Other Expenses	26,265

Total Expenses	2,389,868

Less:
Fees Paid Indirectly — Note 4	(56)

Net Expenses	2,389,812

Net Investment Income	7,092,378

Net Realized Gain (Loss) on:
Investments	3,080,060
Written Options	154,186
Foreign Currency Transactions	(59,617)

Net Realized Gain	3,174,629

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(29,584,129)
Written Options	(207,305)
Foreign Currency Transactions	(30,516)

Net Change in Unrealized Appreciation (Depreciation)	(29,821,950)

Net Realized and Unrealized Loss on Investments, Written Options and Foreign Currency Transactions	(26,647,321)

Net Decrease in Net Assets Resulting from Operations	$(19,554,943)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010

Operations:
Net Investment Income	$7,092,378	$3,826,316
Net Realized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions	3,174,629	(812,572)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(29,821,950)	18,861,125

Net Increase (Decrease) in Net Assets Resulting From Operations	(19,554,943)	21,874,869

Dividends:
Dividends from Net Investment Income	(3,717,780)	(3,724,437)

Total Dividends	(3,717,780)	(3,724,437)

Capital Share Transactions:
Issued	19,594,783	23,867,611
Reinvestment of Distributions	3,644,786	3,477,793
Redemption Fees - Note 2	1,746	102
Redeemed	(26,764,177)	(3,765,279)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(3,522,862)	23,580,227

Total Increase (Decrease) in Net Assets	(26,795,585)	41,730,659

Net Assets:
Beginning of Year	244,838,116	203,107,457

End of Year (including Undistributed Net Investment Income of $6,476,087 and $3,161,105, respectively)	$218,042,531	$244,838,116

Shares Transactions:
Issued	1,625,496	2,152,452
Reinvestment of Distributions	301,721	304,004
Redeemed	(2,234,556)	(334,967)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(307,339)	2,121,489

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.99	$11.09	$8.48	$17.97	$15.68

Income (Loss) from Investment Operations:
Net Investment Income*	0.34	0.20	0.17	0.34	0.34
Net Realized and Unrealized Gain (Loss)	(1.31)	0.90	2.79	(7.83)	3.47

Total from Investment Operations	(0.97)	1.10	2.96	(7.49)	3.81

Redemption Fees**	—	—	—	—	—

Dividends and Distributions:
Net Investment Income	(0.18)	(0.20)	(0.32)	(0.31)	(0.27)
Capital Gains	—	—	(0.03)	(1.69)	(1.25)

Total Dividends and Distributions	(0.18)	(0.20)	(0.35)	(2.00)	(1.52)

Net Asset Value, End of Year	$10.84	$11.99	$11.09	$8.48	$17.97

Total Return†	(8.22)%	9.91%	36.34%	(46.49)%	26.19%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$218,043	$244,838	$203,107	$160,770	$275,432
Ratio of Expenses to Average Net Assets(1)	0.97%	0.99%	1.01%	1.00%	0.99%
Ratio of Net Investment Income to Average Net Assets	2.88%	1.79%	1.91%	2.50%	2.10%
Portfolio Turnover Rate	10%	9%	22%	25%	16%

*	Per share calculations were performed using average shares for the period.
**	Amount represents less than $0.01 per share.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If the expense offsets were included, the ratio would be equal to the ratio presented.

Amounts designated as “—” are either $0 or have been rounding to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 portfolios. The financial statements herein are those of the McKee International Equity Portfolio (the “Portfolio”). The investment objective of the Portfolio is long-term total return. The Portfolio is non-diversified and invests primarily (at least 80% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Board.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates its net asset value, it may request that a Committee meeting be called. In addition, the Portfolio’s Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

prices received earlier from foreign exchanges or markets may not reflect market value at the time the Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Portfolio uses Interactive Data Pricing and Reference Data, Inc., (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Portfolio’s administrator and can request that a meeting of the Committee be held.

If a local market in which the Portfolio owns securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

As of October 31, 2011, the total market value of securities in the Fund, valued in accordance with fair value procedures described above, was $191,517,334 or 88.1% of net assets.

In accordance with GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

(Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock
Australia	$—	$11,757,037	$—	$11,757,037
Brazil	2,541,000	—	—	2,541,000
Canada	3,914,926	—	—	3,914,926
France	—	14,243,303	—	14,243,303
Germany	—	15,754,623	—	15,754,623
Greece	—	2,975,522	—	2,975,522
Hong Kong	—	2,634,923	—	2,634,923
Israel	4,085,000	—	—	4,085,000
Italy	—	3,699,361	—	3,699,361
Japan	—	53,678,884	—	53,678,884
Netherlands	—	2,565,781	—	2,565,781
Norway	4,704,550	—	—	4,704,550
Portugal	—	2,162,562	—	2,162,562
Singapore	—	3,916,784	—	3,916,784
Spain	—	14,862,767	—	14,862,767
Sweden	—	6,967,210	—	6,967,210

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

Investments in Securities (continued)	Level 1	Level 2	Level 3	Total

Common Stock (continued)
Switzerland	$—	$16,733,619	$—	$16,733,619
Taiwan	3,470,500	2,789,351	—	6,259,851
United Kingdom	3,590,000	36,775,608	—	40,365,608

Total Common Stock	22,305,976	191,517,335	—	213,823,311

Rights	—	500,692	—	500,692
Short-Term Investments	3,119,701	—	—	3,119,701

Total Investments in Securities	$25,425,677	$192,018,027	$—	$217,443,704

For the year ended October 31, 2011, there have been no significant changes to the Portfolio’s fair valuation methodology.

Of the Level 2 investments presented above, equity investments amounting to $213,623,524 were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Portfolio’s foreign equity securities may often be valued at fair value. For the year ended October 31, 2011 there were no Level 3 securities.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

As of and during the year ended October 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

Written Options — When a covered put or call option is written in the Portfolio, an amount equal to the premium received by the Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

When a covered written put expires, or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain or loss on the option transaction and the liability related to such option is extinguished. When a put option is exercised, the Portfolio purchases the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. Any realized or unrealized gains(losses) during the year are presented on the Statement of Operations. The Portfolio trades written option contracts with off-balance sheet risk in the normal course of its investment activities in order to manage exposure to market risks. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio will write covered call options against equity positions as a hedging strategy. As of October 31, 2011, no written options were held by the Portfolio.

Written Options Transactions — Written options transactions entered into during the year ended October 31, 2011 are summarized as follows:

	Number of Contracts	Premium
Balance at November 1, 2010	1,540	$271,905
Expired	(1,540)	(271,905)

Balance at October 31, 2011	—	$—

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Portfolio retains redemption fees of 1.00% on redemptions of capital shares held for less than 180 days. For the years ended October 31, 2011 and October 31, 2010 there were $1,746 and $102, respectively, in redemption fees retained by the Portfolio.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% on assets between $500 million and $1 billion and 0.06% of any amount above $1 billion of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the C.S. McKee, L.P. (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

During the year ended October 31, 2011, the Portfolio earned cash management credits of $56 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6. Investment Transactions:

For the year ended October 31, 2011, the Portfolio made purchases of $31,486,194 and sales of $24,680,087 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and a reclass of distributions.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent differences are primarily

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

attributable to foreign currency gain (loss) which has been classified to/from the following accounts:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(59,616)	$59,616

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

Ordinary Income
2011	$3,717,780
2010	$3,724,437

As of October 31, 2011, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 6,476,089
Capital Loss Carry Forwards	(8,615,376)
Unrealized Appreciation	23,490,130
Other Temporary Differences	(4)

Total Distributable Earnings	$21,350,839

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Portfolio that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of October 31, 2011, the Portfolio had the following capital loss carryforwards:

Year Expiring	Amount
2017	$7,838,721
2018	776,655

Total	$8,615,376

During the fiscal year ended October 31, 2011, the Fund utilized $3,234,247 in capital loss carry forwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Portfolio at October 31, 2011, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$193,861,202	$42,830,131	$(19,247,629)	$23,582,502

8. Concentration of Risks:

The Portfolio invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

9. Other:

At October 31, 2011, 52% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

10. Loans of Portfolio Securities:

The Portfolio may lend portfolio securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It is the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. The securities lending agent and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Portfolio records securities lending income net of such allocations. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. As of October 31, 2011, the value of the securities on loan was $80,815.

11. Recent Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

12. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

McKee International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of McKee International Equity Portfolio (one of the portfolios constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2011

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $ 1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

• Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO OCTOBER 31, 2011

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) — concluded

	Beginning Account Value 05/01/11	Ending Account Value 10/31/11	Annualized Expense Ratios	Expenses Paid During Period*
McKee International Equity Portfolio — Institutional Class Shares
Actual Portfolio Return	$1,000.00	$820.00	0.97%	$4.44
Hypothetical 5% Return	1,000.00	1,020.32	0.97	4.93

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INTERESTED BOARD MEMBERS[3,4] ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4] CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-625-3346. The following chart lists Trustees and Officers as of November 16, 2011.

Other Directorships

Held by Board Member5

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

INDEPENDENT BOARD MEMBERS[3] (continued) JOSEPH T. GRAUSE 59 yrs. old	Trustee (Since 2011)

Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).

BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

Other Directorships

Held by Board Member4

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.

DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)

General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.
KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

Other Directorships

Held by Board Member

None.

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	McKEE INTERNATIONAL EQUITY PORTFOLIO

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2011, the Portfolio is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Foreign Investors
							Short-Term Capital Gain Dividend(5)	FTC(6)
0.00%	100.00%	100.00%	2.30%	99.31%	0.00%	0.12%	0.00%	16.61%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund — McKee International Equity Portfolio who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code (“IRC”) will be expiring for years beginning after December 31, 2010.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after December 31, 2010.

(6)

The percentage in this column represents the of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2011 amounting to $740,733 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2010 which shareholders of this Portfolio will receive in late January, 2012. In addition, for the year ended October 31, 2011, gross foreign source income amounted to $9,084,354 for the McKee International Equity Portfolio, which shareholders of this Portfolio will receive in late January, 2012.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

McKee International Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-625-3346

Adviser:

C.S. McKee, L.P.

One Gateway Center

Pittsburgh, PA 15222

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

CSM-AR-001-1000

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$209,462	$0	$0	$211,890	$0	$0
(b)	Audit- Related Fees	$11,286	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$56,000	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$341,200	$581	N/A	$259,524	N/A	N/A
(b)	Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)    Not applicable.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2011	2010
Audit-Related Fees	4%	1.9%
Tax Fees	20%	26.0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $34,500,000 and $0 for 2011 and 2010, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics attached hereto.

(a)(2)    A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)        Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 5, 2012

*	Print the name and title of each signing officer under his or her signature.